Exhibit 10.1

                           THE MEAD CORPORATION
                          1984 STOCK OPTION PLAN
                          ----------------------
                                                                     COMPOSITE
                                                                     ---------
                                                                      06/24/99

Section 1.                  Purposes.
----------                  ---------
                     The purposes of this 1984 Stock Option Plan
(the "Plan") are (i) to provide incentives to officers and other key employees of the Company upon whose judgment, initiative and efforts the long-term growth and success of the Company is largely dependent; (ii) to assist the Company in attracting and retaining key employees of proven ability;
and (iii) to increase the identity of interests of such key employees with those of the Company's shareholders by providing such employees with options to acquire Common
Shares of the Company.

Section 2.                  Definitions.
---------                   -----------
                     For purposes of the Plan:

                     (a)    "Acquisition Transaction" means a
transaction of the type described in Section 8(b) (ii).

                     (b) "Affiliate" means a person controlling, controlled by or under common control with the Company.

                     (c) "Board of Directors" means the Board of Directors of the Company.

                     (d)    "Change in Composition of the Board"
means an event of the type described in Section 8(b) (iv).

                     (e) "Change in Control" means a transaction of the type described in Section 8(b) (iii).

                     (f) "Committee" means the committee referred to in Section 4.

                     (g) "Code" means the Internal Revenue Code of 1954, as amended.

                     (h)    "Company" means The Mead Corporation;
when used in the Plan with reference to employment, "Company" shall include any Subsidiary of the Company.

                     (i) "Designation of Beneficiary" means such person(s) or entity whom the Option Holder has designated by a transfer on death or other designation of beneficiary to receive the Holder's Option on the Holder's death in accordance with such procedures established from time to time by the Committee.

                     (j)    "Fair Market Value" means the highest
sale price of a Share on the date the value of a Share is to be determined, as reported on the New York Stock Exchange-
Composite Transactions Tape or, if no sale is reported for such date, then on the next preceding date for which a sale is reported.

                     (k)    "Grantee" means the employee who
received the option from the Company.

                     (l)    "Holder" means the person(s) or
              entity who owns the option, whether Grantee, Transferee, heir or other beneficiary.

                     (m)    "Incentive Stock Option" means an
option granted under the Plan which qualifies as an incentive stock option under Section 422 of the Internal
Revenue Code of 1954, as amended.

                     (n)    "Limited Right" means a right
              granted under Section 8 of the Plan.

                     (o)    "Nonqualified Option" means an
              option granted under the Plan which does not qualify as an incentive stock option under
              Section 422 of the Internal Revenue Code of
              1954, as amended.

                     (p)    "Share" or "Shares" means the
              Common Shares, without par value, of the Company.

                     (q)    "Subsidiary" means any company 50%
              or more of the voting stock of which is owned or controlled, directly or indirectly, by the Company.

                     (r)    "Tax Date" means the date as of
              which the amount of the withholding tax
              payment with respect to the exercise of a Nonqualified Option is calculated.

                     (s)    "Tender Offer" means a tender offer
              or a request or invitation for tenders or an exchange offer subject to regulation under
              Section 14(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time.

                     (t)    "Transferee" means the person who
              received the option from the Grantee during the Grantee's lifetime.

Section 3.                  Shares Subject to the Plan.
----------                  ---------------------------
                     (a)    Number of Shares.  Subject to adjustment
                            ----------------
as provided in Section 10, the maximum number of Shares that may be issued and/or delivered under the Plan upon the exercise of options is 1,700,000. Such Shares may be either authorized and unissued or treasury Shares. Any Shares subject to an option which for any reason has terminated or expired or has been cancelled prior to being fully exercised may again be subject to option under the Plan.

                     (b)    The maximum number of Limited Rights
which may be granted under the Plan is 1,700,000.  Any
Limited Rights granted under the Plan which for any reason terminate or expire or have been cancelled prior to being fully exercised may again be granted under the Plan.

Section 4.                  Administration.
----------                  --------------
                     The Plan shall be administered by a Committee of the Board of Directors, consisting of three or more directors, who shall from time to time be appointed by, and serve at the pleasure of, the Board of Directors. No director shall serve as a member of the Committee if he is then, or was at any time within one year prior to his appointment, eligible for selection as a person to whom stock may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Affiliate.

                     The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to the provisions of the Plan, the Committee shall in its sole discretion determine the persons to whom, and the times at which, Incentive Stock Options, Nonqualified Options and Limited Rights shall be granted; the number of Shares to be subject to each option; the option price per Share; and the term of each option. In making such determinations, the Committee may take into consideration each employee's present and/or potential contribution to the success of the Company and its Subsidiaries and any other factors which the Committee may deem relevant and proper. Subject to the provisions of the Plan, the Board of Directors or the Committee shall also interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan;
correct defects, supply omissions and reconcile any inconsistencies in the Plan; and make all other determinations necessary or advisable for the administration of the Plan. Such determinations of the Board of Directors, or of the Committee (to the extent not reversed or modified by the Board of Directors), shall be conclusive. A majority of the Committee shall constitute a quorum for meetings of the Committee, and the act of a majority of the Committee at a meeting, or an act reduced to or approved in writing by all members of the Committee, shall be the act of the Committee.

Section 5.                  Eligibility.
----------                  -----------
                     From time to time during the term of the Plan, the Committee may grant one or more Incentive Stock Options and/or Nonstatutory Options to any person who is then an officer or other key employee of the Company. A director who is not also an employee of the Company shall not be eligible to receive options granted under the Plan.

Section 6.                  Terms and Conditions of Options.
---------                   -------------------------------

                     (a)    Written Agreement.  The terms of each
                            ------------------
option granted under the Plan shall be set forth in a written agreement, the form of which shall be approved by the Committee.

                     (b)    Terms and Conditions of General
                            --------------------------------
Application. The following terms and provisions shall apply
-----------
to all optionsgranted under the Plan:

                            (1)    No option may be granted under the
Plan at an option price per Share which is less than the Fair Market Value of a Share on the date of grant.

                            (2)    No option may be exercised more
than ten years after the date of grant.

                            (3)    No option shall be exercisable
within one year after the date of grant. At the time an option is granted, the Committee may provide that after such one year period, the option may be exercised with respect to all Shares subject thereto, or may be exercised with respect to only a specified number of Shares over a specified period or periods.

                            (4)    Except as provided in Sections 6(b)
(5) and 6(b) (6), an option may be exercised only if the Grantee thereof has been continuously employed by the Company since the date of grant. Whether authorized leave of absence or absence for military or governmental service shall constitute a termination of employment shall be determined by the Committee, after consideration of the provisions of Section 1.421-7(h) of the regulations issued under the Code, if appropriate.

                            (5)    At the time an option is granted,
or at such other time as the Committee may determine, the Committee may provide that, if the Grantee of the option ceases to be employed by the Company for any reason
(including retirement or disability) other than death, the option will continue to be exercisable by the Holder (to the extent it was exercisable on the date the Holder ceased to be employed) for such additional period (not to exceed the remaining term of such option) after such termination of employment as the Committee may provide.

                            (6)    At the time an option is granted,
the Committee may provide that, if the Grantee of the option dies while employed by the Company or while entitled to the benefits of any additional exercise period established by the Committee with respect to such option in accordance with
Section 6 (b) (S), then the option will continue to be exercisable (to the extent it was exercisable on the date of death) by the person or persons (including the Holder's estate) to whom the Holder's rights with respect to such option shall have passed by will or by the laws of descent and distribution (or in accordance with the procedures set forth in Section 9 hereof) for such additional period after death (not to exceed the remaining term of such option) as the Committee may provide.

                            (7)    At the time an option is granted,
the Committee may provide for any restriction or limitation on the exercise of such option and/or for any restriction or limitation on the transferability of the Shares issuable upon the exercise of such option as it may deem appropriate.

                     (c)    Additional Provisions Applicable to
                            -----------------------------------
Incentive Stock Options.  The following additional terms and
------------------------
provisions shall apply to Incentive Stock Options granted under the Plan, notwithstanding any provision of Section
6(b) to the contrary:

                            (1)    By its terms, an Incentive Stock
Option granted prior to January 1, 1987 shall not be exercisable if the Holder thereof holds another outstanding option which was granted by the Company (or a Subsidiary or a parent corporation or predecessor corporation of the Company) at an earlier date and which is an Incentive Stock
Option within the meaning of Section 422 of the Code. For purposes of this paragraph, an option which is an Incentive
Stock Option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time or expires as the result of the exercise of a related
Limited Right.

                            (2)    No Incentive Stock Option shall be
granted to an officer or other employee who possesses directly or indirectly (within the meaning of Section 424(d) of the Code) at the time of grant more than 10% of the voting power of all classes of shares of the Company or of any parent corporation or any Subsidiary of the Company unless the option price is at least 110% of the Fair Market
Value of the Shares subject to the option on the date the option is granted and the option is not exercisable after the expiration of five years from the date of grant.

                            (3)    With respect to Incentive Stock
Options granted on or after January 1, 1987, no Incentive
Stock Option granted under the Plan and under all other plans of the Company and any parent corporation or any Subsidiary of the Company is exercisable for the first time by a Holder in an amount in excess of $100,000 (based on Fair Market Value at the time the option is granted) during any calendar year in accordance with Section 422(b) (7) of the Code, as added by the Tax Reform Act of 1986 and thereafter amended.

                     (d)    Waiver of Terms.  Subject to the ten-
                            ---------------
year limitation in Section 6(b) (3), the Committee may waive or modify at any time, either before or after the granting of an option, any condition or restriction with respect to the exercise of such option imposed by or pursuant to this
Section 6 in such circumstances as the Committee may deem appropriate (including, without limitation, in the event the Grantee retires with the approval of the Company, or in the event of a proposed Acquisition Transaction, a Change in Control, Tender Offer for Shares, or other similar transaction involving the Company).

                     (e)    Acceleration Upon Certain Events.  In
                            ---------------------------------
the event of a Tender Offer (other than an offer by the Company) for Shares, if the offeror acquires Shares pursuant thereto, an Acquisition Transaction, a Change in Control or a Change in Composition of the Board, all outstanding options granted hereunder shall become exercisable in full (whether or not otherwise exercisable, but subject, however, to the one year limitation set forth in Section 6(b) (3) and, in the case of Incentive Stock Options granted prior to January 1, 1987, to the limitation on exercise set forth in
Section 6 (c) (1)), effective on the date of the first purchase of Shares pursuant to the Tender Offer, or the date of shareholder approval of the Acquisition Transaction, or the date of filing of the Schedule 13D or shareholder approval of the control share acquisition giving rise in either case to the Change in Control, or the date of the Change in Composition of the Board, as the case may be (the occurrence of any such event is hereinafter referred to as an "Acceleration").

Section 7.                  Exercise of Options.
----------                  -------------------
                     (a)    Notice of Exercise.  The Holder of an
                            -------------------
option granted under the Plan may exercise all or part of such option by giving written notice of exercise to the Committee or its designee; provided, however, that an option may not be exercised for a fraction of a Share. No Holder of an option nor such Holder's legal representatives, legatees, Transferees, distributees, or Designation of Beneficiary will be, or will be deemed to be, a Holder of any Shares covered by such option unless and until certificates for such Shares are issued in accordance with the Plan.

                     (b)    Payment of Option Price.  The option
                            ------------------------
price for Shares with respect to which an option is exercised shall be paid in full at the time such notice is given. An option shall be deemed exercised on the date the Committee or its designee receives written notice of exercise, together with full payment for the Shares purchased. The option price shall be paid to the Company either in cash or, with the approval of the Committee, Shares having a Fair Market Value equal to the option price
(or a combination of cash and Shares such that the sum of the Fair Market Value of the Shares plus the cash equals the option price).

                     (c)    Payment in Cancellation of Option.  The
                            ---------------------------------
Committee shall have the authority in its sole discretion to authorize the payment to the Holder of an option granted under the Plan (with the consent of such Holder), in exchange for the cancellation of all or a part of such Holder's option, of cash in an amount not to exceed the difference between the aggregate Fair Market Value on the date of such cancellation of the shares with respect to which the option is being cancelled and the aggregate option price of such Shares; provided, however, that if an Acceleration of options granted hereunder has occurred, for purposes of this subparagraph, "Fair Market Value" on the date of such cancellation shall be calculated in the same manner as the "exercise value" of a Limited Right would be calculated under Section 8(c) with respect to such date
(whether or not any Limited Rights are actually outstanding).

                     (d)    Tax Withholding.  With the approval of
                            ---------------
the Committee, the Grantee of a Nonqualified Option may elect to have the Company retain from the Shares to be issued upon the exercise by the Grantee of such option
Shares having a Fair Market Value on the Tax Date equal to all or any part of the required minimum federal, state and local withholding tax payments to be made by the Grantee with respect to the exercise of the option in lieu of making such payments in cash. The Committee may establish from time to time rules or limitations with respect to the right of a Grantee to elect to have the Company retain Shares in satisfaction of withholding payments; provided, however, that, in any event, any such election made by a person subject to Section 16(b) of the 1934 Act must be made in accordance with any applicable rules established under such Section.

                     If a Grantee transfers a Nonqualified Option pursuant to Section 9, the Grantee is required to satisfy the applicable withholding taxes by paying cash or other property to the Company with respect to any income recognized by the Grantee on the exercise of such option by the Transferee. The Grantee's withholding obligations must be satisfied on the date that the Transferee exercises the option. If the Grantee does not satisfy the applicable withholding tax obligation, the Company shall retain from the Shares to be issued Shares having a Fair Market Value on the Tax Date equal to the mandatory withholding tax payable by the Grantee.

                     In connection with the exercise of an option or Limited Right, the Company has the right to require the Grantee to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for Shares (and prior to a cash payment in the case of a Limited Right) or to take whatever action it deems necessary to protect its interests with respect to tax liabilities in connection with the issuance of Shares or cash payment.

Section 8.                  Limited Rights.
----------                  --------------
                     (a)    Grant of Limited Rights.  The Committee
                            -----------------------
may grant Limited Rights with respect to any option granted under the Plan either at the time the option is granted or at any time thereafter prior to the exercise, cancellation, termination or expiration of such option. The number of Limited Rights covered by any such grant shall not exceed, but may be less than, the number of Shares covered by the related option. The term of any Limited Right shall be the same as the term of the option to which it relates. The right of a Holder to exercise a Limited Right shall be cancelled if and to the extent a related option is exercised, and the right of a Holder to exercise an option shall be cancelled if and to the extent a related Limited
Right is exercised.

                     (b)    Events Permitting Exercise of Limited
                            -------------------------------------
Rights.  A Limited Right shall be exercisable only if and to
------
the extent that the related option is exercisable; provided, however, that notwithstanding the foregoing, a Limited Right shall not be exercisable during the first six months of its term nor shall it be exercisable unless the Fair Market
Value of a Share on the date of exercise exceeds the exercise price of a Share subject to the related option. A Limited Right which is otherwise exercisable may be exercised only during the following periods:

                            (i)    during a period of 30 days
following the date of expiration of a Tender Offer (other than an offer by the Company) for Shares, if the offeror acquires Shares pursuant to such Tender Offer;

                            (ii)   during a period of 30 days
following the date of approval by the shareholders of the Company of a definitive agreement: (x) for the merger or consolidation of the Company into or with another corporation, if the Company will not be the surviving corporation or will become a Subsidiary of another corporation, or (y) for the sale of all or substantially all of the assets of the Company (each of the foregoing transactions is hereinafter referred to as an "Acquisition Transaction")

                            (iii) during a period of 30 days
following: (x) the date upon which the Company is provided a copy of a Schedule 13D (filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) indicating that any person or group (as such terms are defined in Section 13(d)
(3) of such act) has become the Holder of 20% or more of the outstanding voting shares of the Company, or (y) the date of approval by the shareholders of the Company of a control share acquisition (as such term is defined in Chapter 1701 of the Ohio Revised Code) (each of the foregoing transactions is hereinafter referred to as a "Change of Control"); and

                            (iv)  during a period of 30 days
following a change in the composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (or who were elected, or were nominated for election, by the Company's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two year period) no longer constitute a majority of the Board of Directors (such a change in composition is hereinafter referred to as a "Change in Composition of the Board").

                     (c)    Exercise of Limited Rights.  Upon
                            ---------------------------
exercise of a Limited Right, the Holder thereof shall receive from the Company a cash payment equal to the excess of: (x) the aggregate "exercise value" on the date of exercise (determined as provided below) of that number of Shares as is equal to the number of Limited Rights being exercised over (y) the aggregate exercise price under the related option of that number of Shares as is equal to the number of Limited Rights being exercised. A Holder shall exercise a Limited Right by giving written notice of such exercise to the Committee. A Limited Right shall be deemed exercised on the date the Committee receives such written notice.

                     The "exercise value" of a Limited Right on the date of exercise shall be:

                            (i)    in the case of an exercise during a
period described in Section 8(b) (i), the highest price per Share paid pursuant to any Tender Offer which is in effect at any time during the 60-day period prior to the date on which the Limited Right is exercised;

                            (ii)   in the case of an exercise during a
period described in Section 8(b) (ii), the greater of: (x) the highest sale price of a Share during the 30-day period prior to the date of shareholder approval of the Acquisition
Transaction, as reported on the New York Stock Exchange -
Composite Transactions Tape, or (y) the highest fixed or formula per Share price payable pursuant to the Acquisition
Transaction (if determinable on the date of exercise);

                            (iii) in the case of an exercise during
a period described in Section 8(b) (iii), the greater of:
(x) the highest sale price of a Share during the 30-day period prior to the date the Company is provided with a copy of the Schedule 13D, or the date of approval of the control share acquisition, as reported on the New York Stock
Exchange - Composite Transactions Tape, or (y) the highest acquisition price of a Share shown on such Schedule 13D or to be paid in such control share acquisition; and

                            (iv)  in the case of an exercise during
a period described in Section 8 (b) (iv), the highest sale price of a Share during the 30-day period prior to the date of the Change in Composition of the Board, as reported on the New York Stock Exchange - Composite Transactions Tape.

                     Notwithstanding the foregoing, in no event shall the exercise value of a Limited Right issued in connection with an Incentive Stock Option exceed the maximum permissible exercise value for such a right under the Code and the regulations and interpretations issued pursuant thereto. Any securities or property which form part or all of the consideration paid for Shares pursuant to a Tender
Offer or Acquisition Transaction shall be valued at the higher of (1) the valuation placed on such securities or property by the person making such Tender Offer or the other party to such Acquisition Transaction, or (2) the value placed on such securities or property by the Committee.

                     (d)    Compliance with Law.  The exercise of
                            --------------------
Limited Rights by directors and officers of the Company shall be subject to, and comply with, the applicable requirements of Rule 16b3(e) promulgated under the Securities Exchange Act of 1934, as amended, and as the same may be amended, modified or superseded from time to time.

Section 9.           Non-Transferability.
----------           --------------------
                     Except as provided in this Section 9, options
granted under the Plan may not be sold, pledged, assigned, hypothecated or transferred other than by Designation of Beneficiary, or, if none, then by will or the laws of descent and distribution and may be exercised during the lifetime of the Grantee only by such Grantee or by his guardian or legal representative.

                     Upon the death of an Option Holder,
outstanding Options held by such Holder may be exercised only by Designation of Beneficiary, or, if none, then by the executor or administrator of the Holder's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

                     Subject to such conditions as the Committee may prescribe, during an option Grantee's lifetime, the Committee may permit the transfer or assignment of an outstanding option by such Grantee; provided, that such transfer or assignment shall not apply to (y) an option which is an Incentive Stock Option (but only if nontransferability is necessary in order for the option to qualify as an Incentive Stock Option), and (z) an option granted to a person subject to Section 16 of the 1934 Act
(but only if nontransferability is necessary in order for the option to qualify for the exemption under Rule 16b-3 of the 1934 Act).

Section 10.          Adjustments Upon Changes in Capitalization.
-----------          -------------------------------------------
                     In the event of a change in outstanding
Shares by reason of a Share dividend, recapitalization, merger, consolidation, split-up, combination or exchange of Shares, or the like, the maximum number of Shares subject to option during the existence of the Plan, the number of Limited Rights which may be granted under the Plan, the number of Shares subject to, and the option price of, each outstanding option, the number of Limited Rights outstanding, the Fair Market Value of a Share on the date a Limited Right is granted, and the like shall be appropriately adjusted by the Committee (disregarding any fractional Shares resulting therefrom), whose determination in each case shall be conclusive.

Section 11.          Conditions Upon Granting and Exercise of
                     ----------------------------------------
                     Options and Limited Rights and Issuance of
                     ------------------------------------------
                     Shares.
                     ------
                     No option or Limited Right shall be granted, no option or Limited Right shall be exercised and Shares shall not be issued or delivered upon the exercise of an option unless the grant and exercise thereof, and the issuance and/or delivery of Shares pursuant thereto, or the payment therefor, shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange
Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares then may be listed.

Section 12.          Amendment and Termination of Plan.
-----------          ---------------------------------
                     (a)  Amendment.  The Board of Directors may
                          ---------
from time to time amend the Plan, or any provision thereof, in such respects as the Board of Directors may deem advisable; provided, however, that any such amendment shall be approved by the Holders of shares entitling them to exercise a majority of the voting power of the Company if such amendment would:

                            (i)    materially increase the benefits
accruing to participants under the Plan;

                            (ii)   materially increase the aggregate
number of Shares which may be issued and/or delivered under the Plan and/or the number of Shares which may be issued and/or delivered to any individual under the Plan; or

                            (iii) materially modify the requirements
as to eligibility for participation in the Plan.

                     (b)    Termination.  The Board may at any time
                            -----------
terminate the Plan.

                     (c)  Effect of Amendment or Termination.  No
                          ----------------------------------
amendment to or termination of the Plan shall adversely affect any option or Limited Right previously granted under the Plan without the consent of the Holder thereof.

Section 13.          Notices.
-----------          --------
                     Each notice relating to this Plan shall be in
writing and delivered in person or by mail to the proper address. Except as otherwise provided by the Committee, each notice shall be deemed to have been given on the date it is delivered or mailed, provided, however, that for a notice of exercise given in accordance with Section 7 (b), which shall be deemed to have been given on the date it is received by the Committee with payment of the option price. Each notice to the Committee shall be addressed as follows: The Mead Corporation, Mead World Headquarters, Courthouse Plaza
Northeast, Dayton, Ohio 45463, Attention:  Compensation
Committee. Each notice to the Holder of an option or other person or persons then entitled to exercise an option shall be addressed to such person or persons at the Holder's address as set forth in the records of the Company. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the party to that effect.

Section 14.          Benefits of Plan.
-----------          ----------------
                     This Plan shall inure to the benefit of and
be binding upon each successor and assign of the Company.
All rights and obligations imposed upon the Holder of an option and all rights granted to the Company under this Plan shall be binding upon such Holder's heirs, legal representatives and successors.

Section 15.          Pronouns and Plurals.
-----------          ---------------------
                     All pronouns shall be deemed to refer to the
masculine, feminine, singular or plural, as the identity of the person or persons may require.

Section 16.          Shareholder Approval and Term of Plan.
-----------          -------------------------------------
                     The Plan shall become effective upon its
approval by the affirmative vote (either in person or by proxy) of the Holders of shares entitling them to exercise a majority of the voting power of the Company. The Plan shall expire on January 26, 1994, unless sooner terminated in accordance with Section 12.

                    _______________________________________


NOTES:
------
       (1) Adopted by the Board of Directors of the Company on January 26, 1984, subject to approval by the shareholders of the Company.

       (2) Approved by the shareholders of the Company on April 24, 1986.

       (3) Amendment to Section 6(b) (5) adopted by the Board of Directors of the Company on November 01, 1986.

       (4) Amendment to Section 2, 6(4), (5) and (6), 7 and 9 by the Board of Directors of the Company on November 09, 1996 to permit the transfer of stock options and to allow for the designation of a beneficiary of the stock option grant.

       (5) Administrative Amendment to Section 7(d) as adopted by the Compensation Committee of the Board of Directors on June 24, 1999.